Acquisitions	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Acquisitions	Acquisitions
Reliance Asset Acquisition.

On April 1, 2021, the Company closed on the acquisition of certain oil and gas assets (the Reliance Asset Acquisition) from Reliance Marcellus, LLC (Reliance), pursuant to the Company's exercise of a preferential purchase right that was triggered by Northern Oil and Gas, Inc.'s acquisition of Reliance's Marcellus assets. The total purchase price for the acquisition was approximately $69 million, and the assets acquired consisted of approximately 40 MMcfe per day of current production and 4,100 net acres located in southwest Pennsylvania. The Reliance Asset Acquisition was accounted for as an asset acquisition and, as such, its proceeds were allocated to property, plant and equipment.
Alta Acquisition.

On July 21, 2021, the Company completed its acquisition (the Alta Acquisition) of Alta Marcellus Development, LLC and ARD Operating, LLC and subsidiaries (together, the Alta Target Entities), pursuant to that certain Membership Interest Purchase Agreement, dated May 5, 2021 (the Alta Purchase Agreement), by and among the Company, EQT Acquisition HoldCo LLC (a wholly-owned indirect subsidiary of the Company), Alta Resources Development, LLC (Alta Resources) and the Alta Target Entities. The Alta Target Entities collectively held all of Alta Resources' upstream and midstream assets and liabilities. The purchase price for the Alta Acquisition consisted of approximately $1.0 billion in cash and 98,789,388 shares of EQT common stock, as adjusted pursuant to customary closing purchase price adjustments set forth in the Alta Purchase Agreement. The Alta Purchase Agreement has an effective date of January 1, 2021.

As a result of the Alta Acquisition, the Company acquired approximately 300,000 net Northeast Marcellus acres, approximately 1.0 Bcfe per day of current net production, approximately 300 miles of midstream gathering systems, approximately 100 miles of a freshwater system and a firm transportation portfolio to premium demand markets.

Allocation of Purchase Price. The Alta Acquisition was accounted for as a business combination using the acquisition method. The table below summarizes the preliminary purchase price and estimated fair values of assets acquired and liabilities assumed as of July 21, 2021. Certain information necessary to complete the purchase price allocation is not yet available, including, but not limited to, final appraisals of assets acquired and liabilities assumed. The Company expects to complete the purchase price allocation once it has received all necessary information, at which time the value of the assets acquired and liabilities assumed will be revised, if necessary.

Preliminary Purchase Price Allocation

(Thousands)
Consideration:
Equity	$1,925,405
Cash	1,000,000
Total consideration	$2,925,405

Fair value of assets acquired:
Cash and cash equivalents	$43,199
Accounts receivable, net	159,539
Property, plant and equipment	3,143,767
Other assets	6,309
Amount attributable to assets acquired	$3,352,814

Fair value of liabilities assumed:
Accounts payable	$131,214
Derivative instruments, at fair value	169,744
Other current liabilities	7,851
Other liabilities and credits	118,600
Amount attributable to liabilities assumed	$427,409

The fair value of the acquired natural gas and oil properties was measured using discounted cash flow valuation techniques based on inputs that are not observable in the market and, as such, are considered Level 3 fair value measurements. Significant inputs include future commodity prices, projections of estimated quantities of reserves, estimated future rates of production, projected reserve recovery factors, timing and amount of future development and operating costs and a weighted average cost of capital. The fair value of the acquired undeveloped properties was primarily measured using discounted cash flow valuation techniques based on inputs that are not observable in the market and, as such, are considered Level 3 fair value measurements. Significant inputs include timing and amount of future development from a market participant perspective.
The fair value of the acquired midstream gathering systems was measured primarily using the cost approach based on inputs that are not observable in the market and, as such, are considered Level 3 fair value measurements. Significant inputs include replacement costs for similar assets, relative age of the acquired assets and any potential economic or functional obsolescence associated with the acquired assets.

See Note 4 for a description of the fair value hierarchy.

Post-Acquisition Operating Results. The Alta Target Entities contributed the following to the Company's consolidated results.

July 21, 2021 through December 31, 2021

(Thousands)
Sales of natural gas, NGLs and oil	$725,807
Loss on derivatives not designated as hedges	(168,017)
Net marketing services and other	7,284
Total operating revenues	$565,074

Net income	$233,254

Unaudited Pro Forma Information. The table below summarizes the Company's results as though the Alta Acquisition had been completed on January 1, 2020. Certain of Alta Resources' historical amounts were reclassified to conform to the Company's financial presentation of operations. The following unaudited pro forma information is provided for informational purposes only and does not represent what consolidated results of operations would have been had the Alta Acquisition occurred on January 1, 2020 nor are they necessarily indicative of future consolidated results of operations.

	Years Ended December 31,
	2021	2020

	(Thousands, except per share amounts)
Pro forma sales of natural gas, NGLs and oil	$7,248,870	$3,092,762
Pro forma (loss) gain on derivatives not designated as hedges	(3,902,076)	501,910
Pro forma net marketing services and other	40,491	17,737
Pro forma total operating revenues	$3,387,285	$3,612,409

Pro forma net loss	$(1,132,181)	$(957,377)
Pro forma net income (loss) attributable to noncontrolling interest	1,246	(10)
Pro forma net loss attributable to EQT Corporation	$(1,133,427)	$(957,367)

Pro forma loss per share (basic)	$(3.51)	$(3.67)
Pro forma loss per share (diluted)	$(3.51)	$(3.67)

Chevron Acquisition.

In the fourth quarter of 2020, the Company acquired upstream assets and an investment in midstream gathering assets located in the Appalachian Basin from Chevron U.S.A. Inc. (Chevron) for an aggregate purchase price of $735 million, subject to certain purchase price adjustments (the Chevron Acquisition). The transaction closed on November 30, 2020 and had an effective date of July 1, 2020.

The Chevron Acquisition included approximately 335,000 net Marcellus acres, approximately 400,000 net Utica acres, approximately 550 gross wells, which are producing approximately 450 net MMcfe per day, and approximately 100 work-in-process wells at various stages in the development cycle. The Chevron Acquisition also included a 31% investment in Laurel Mountain Midstream, LLC (LMM), which owns gathering assets that are operated by The Williams Companies, Inc., and two water systems that provide both fresh and produced water handling capabilities.
The Company does not have the power to direct the activities that most significantly impact LMM's economic performance; therefore, the Company is not the primary beneficiary and accounts for its investment in LMM as an equity method investment. The Company's pro-rata share of earnings in LMM is recorded in (income) loss from investments on the Statements of Consolidated Operations.

Allocation of Purchase Price. The Chevron Acquisition was accounted for as a business combination using the acquisition method. The following table summarizes the purchase price and the fair values of assets acquired and liabilities assumed as of November 30, 2020. The Company completed the purchase price allocation during the fourth quarter of 2021, at which time the value of the assets acquired and liabilities assumed were revised. The purchase accounting adjustments recorded in 2021 were not material.

Purchase Price Allocation

(Thousands)
Consideration:
Cash (a)	$701,985
Settlement of pre-existing relationships	6,645
Total consideration	$708,630

Fair value of assets acquired:
Prepaid expenses and other	$10,583
Net property, plant and equipment	725,319
Other assets	97,247
Amount attributable to assets acquired	$833,149

Fair value of liabilities assumed:
Accounts payable	$3,347
Other current liabilities	18,410
Deferred income taxes	951
Other liabilities and credits (b)	101,811
Amount attributable to liabilities assumed	$124,519

(a)The difference between cash consideration and the aggregate purchase price of $735 million represents the results of operating activities between the effective date of July 1, 2020 and the closing date of November 30, 2020 as well as amounts related to customary post-closing matters.
(b)Other liabilities and credits included liabilities due to minimum volume commitment (MVC) contracts as well as liabilities for asset retirement obligations and environmental obligations.

The fair value of the acquired natural gas and oil properties was measured using discounted cash flow valuation techniques based on inputs that are not observable in the market and, as such, are considered Level 3 fair value measurements. Significant inputs include future commodity prices, projections of estimated quantities of reserves, estimated future rates of production, projected reserve recovery factors, timing and amount of future development and operating costs and a weighted average cost of capital. The fair value of the undeveloped properties was measured using the guideline transaction method based on inputs that are not observable in the market and, as such, are considered Level 3 fair value measurements. Significant inputs include future development plans from a market participant perspective and value per undeveloped acre.

The fair value of the acquired investment in LMM, which is included in other assets on the Consolidated Balance Sheet, was primarily measured using discounted cash flow valuation techniques. A majority of the inputs are not observable in the market and, as such, are considered Level 3 fair value measurements. Significant inputs include projected revenues, expenses and capital expenditures.

The fair value of the acquired MVC liabilities was measured using expected throughput and annual MVCs per associated contract calculated on a discounted basis. A majority of the inputs are not observable in the market and, as such, are considered Level 3 fair value measurements. Significant inputs include estimated future volume and market participant cost of debt.